Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Company does not currently grant awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, the Company does not have a specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. However, we follow the granting practice and schedule described below, and we do not time the grant of equity awards to executive officers in coordination with the release of material nonpublic information. Similarly, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method
Annual equity awards are typically granted during the first quarter of each fiscal year following the completion of the Company’s annual performance review process. The Board and Compensation Committee generally approve these grants during its regularly scheduled first quarter meeting. The Compensation Committee and our Board, have in the past, and may in the future, make limited off-cycle grants of equity on other dates for newly hired or other executives as part of compensation packages designed to recruit, retain, or reward such persons, as was the case with Mr. O’Leary’s 2025 equity awards upon appointment to President and CEO on a permanent basis. Our CEO also has the authority, as designated by the Board and Compensation Committee, to make equity grants to non-executives, which also generally take place in the first quarter, with limited off-cycle grants occurring for retention or recruitment needs. The Compensation Committee does not take material nonpublic information into account when determining the timing or terms of equity awards.